                                                                    EXHIBIT 10.2

                           TANISYS TECHNOLOGY, INC.

                              WARRANT AGREEMENT


November 2, 1998


To the Subscribers whose names are set forth on EXHIBIT B hereto


Gentlemen:

     Tanisys Technology, Inc., a Wyoming corporation (the "Company"), hereby agrees to issue in connection with the private offering of its Promissory Notes (the "Notes"), Class D Stock Purchase Warrants entitling the holders to purchase an aggregate of 2,000,000 shares of common stock, no par value ("Common Stock"), each Warrant currently being equal to one share of Common Stock of the Company, to be evidenced by an instrument in the form attached hereto as EXHIBIT A (hereinafter referred to as the "Warrant," and the Warrant and all instruments hereafter issued in replacement, substitution, combination or subdivision thereof being hereinafter collectively referred to as the "Warrants"). The number and character of shares of Underlying Securities purchasable upon exercise of the Warrants are subject to adjustment as provided in Section 6 below. The Warrants will be exercisable by each Warrantholder as to all shares of Common Stock covered thereby at the Purchase Price per share as defined below, at any time and from time to time after December 1, 1998 and ending at 5:00 p.m., Austin time, on November 1, 2001.

1.   DEFINITIONS.

     As used herein, the following terms, unless the context otherwise requires, shall have for all purposes hereof the following respective meanings:

          (a) The term "Act" refers to the Securities Act of 1933, as amended from time to time.

          (b) The term "Commission" refers to the Securities and Exchange Commission.

          (c) The term "Common Stock" refers to the Company's Common Stock, no par value.

          (d) The term "Other Securities" refers to any securities of the Company or any other person (corporate or otherwise), any property (including cash), and any right to receive any securities or property that the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 6 hereof or otherwise; provided, however, that Other Securities does not include cash dividends payable upon Common Stock or Other Securities, which cash dividend was payable to holders of record prior to the date of exercise of a Warrant.

          (e) The term "Purchase Price" means $0.25 per share prior to August 1, 1999, $0.50 from August 2, 1999 to October 1, 2000 and $1.00 thereafter, subject to adjustment as set forth in Subsection 6(a).

          (f) The term "Underlying Securities" refers to the shares of Common Stock and Other Securities issuable under this Warrant Agreement and the Warrants pursuant to the exercise of the Warrants; provided, however, that "Underlying Securities" does not include Common Stock or Other Securities, the right to the purchase of which has been waived pursuant to Subsection 6(b) hereof.

          (g) The term "Warrantholder" refers to the initial recipients of the Warrants and any transferee or transferees thereof permitted by Section 3(a) below.

2.   REPRESENTATIONS AND WARRANTIES.

     The Company represents and warrants to you as follows:

          (a) EXISTENCE. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.

          (B) CORPORATE AND OTHER ACTION. The Company has all requisite power and authority (corporate and other), and has taken all necessary corporate action, to authorize, execute, deliver and perform this Warrant Agreement; to execute, issue, sell and deliver the Warrants and a certificate or certificates evidencing the Warrants; to authorize and reserve for issuance and, upon payment from time to time of the Purchase Price, to issue, sell and deliver the shares of the Underlying Securities issuable upon exercise of the Warrants; and to perform all of its obligations under this Warrant Agreement and the Warrants. This Warrant Agreement has been duly executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms. No authorization, approval, consent or other order of any regulatory authority is required for such authorization, issue or sale.

          (c) NO VIOLATION. The execution and delivery of this Warrant Agreement, the consummation of the transactions herein contemplated, and the compliance with the terms and provisions of this Warrant Agreement and of the Warrants will not conflict with, or result in a breach of, or constitute a default or an event permitting acceleration

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     under, any statute, the Certificate of Incorporation, as amended, or the
     Bylaws of the Company, or any indenture, mortgage, deed of trust, note, bank loan, credit agreement, franchise, license, lease, permit or any other agreement, understanding, instrument, judgment, decree, order, statute, rule or regulation to which the Company is a party or by which it is bound.

          (d) VALIDITY. The Warrant, when delivered to you, will be duly authorized, executed and delivered and will be a legal, valid and binding obligation of the Company enforceable in accordance with its terms. The shares of Underlying Securities of the Company, when delivered to you upon payment of the Purchase Price, will be duly authorized and validly issued and outstanding, fully paid and nonassessable, and free of preemptive rights.

3.   COMPLIANCE WITH THE ACT.

          (a) PURCHASE FOR INVESTMENT; TRANSFERABILITY. You represent and warrant to the Company that the Warrants and the shares of Underlying Securities are being acquired for investment and not with a view to the distribution or resale thereof. You agree that the Warrants and the Underlying Securities may not be transferred, sold, assigned or hypothecated, except pursuant to a registration statement that has become effective under the Act, setting forth the terms of such offering, the underwriting discount and commissions and any other pertinent data with respect thereto, unless you have provided the Company with an opinion of counsel reasonably acceptable to the Company that such registration is not required.

          (b) LEGEND. Each certificate representing Underlying Securities shall be imprinted with a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT.
     NEITHER THE SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

          (c) Unless the content otherwise requires, references in this Section 3 to "you" or "your" shall mean and include a Warrantholder or a holder of Underlying Securities, as the case may be.

4.   EXERCISE OF WARRANTS.

          Warrants may only be exercised in full by the Warrantholder by surrender of the Warrant, with the form of subscription at the end thereof duly executed by such Warrantholder, to the Company at its principal executive offices, accompanied by certified or bank cashier's check payable to the order of the Company in the full amount obtained by multiplying the number of shares represented by the respective Warrant or Warrants by the Purchase Price per share.

     5.   DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE.

          Any exercise of the Warrants pursuant to Section 4 hereof shall be deemed to have been effective immediately prior to the close of business on the date on which the Warrants with the subscription form and the check for the aggregate Purchase Price shall have been received by the Company; except that the Company shall not be required to open its stock transfer books in order to effect an exercise, and the effective time in such event shall be the date the stock transfer books are reopened. At such time, the person or persons in whose name or names any certificate or certificates for shares of Underlying Securities shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the shares of Underlying Securities so purchased. As soon as practicable after the exercise of any Warrant, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of, and delivered to, the purchasing Warrantholder, a certificate or certificates for the number of fully paid and nonassessable shares of the Underlying Securities to which such Warrantholder shall be entitled upon such exercise, plus in lieu of any fractional share to which such Warrantholder would otherwise be entitled, cash in an amount determined pursuant to Subsection 7(h) hereof. Such certificate shall contain the legend required by Subsection 3(b) hereof.

     6.   ANTI-DILUTION PROVISIONS.

          The Warrants are subject to the following terms and conditions during the term thereof:

          (a) STOCK DISTRIBUTIONS, SPLITS AND COMBINATIONS; ADJUSTMENTS. In case of (i) the outstanding shares of Common Stock (or Other Securities) shall be subdivided into a greater number of shares, (ii) a non-cash dividend in Common Stock (or Other Securities) shall be paid in respect of Common Stock (or Other Securities), or (iii) the outstanding shares of Common Stock (or Other Securities) shall be combined in to a smaller number of shares thereof, the number of shares of Underlying Securities subsequent to such subdivision or combination or at the record date of such dividend or distribution shall simultaneously with the effectiveness of such subdivision or combination or immediately after the record date of such dividend or distribution be equal to the number of shares of Common Stock and Other Securities a holder would have owned and had a right to receive as a result of such subdivision, combination, dividend or distribution if such

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     holder had actually held of record immediately prior to the effectiveness of such subdivision or combination or immediately prior to the record date of such dividend or distribution the number of shares of Underlying Securities purchasable immediately prior to the effectiveness of such subdivision or combination or the record date of such dividend or distribution.

          (b) REORGANIZATIONS AND RECAPITALIZATIONS. In case the Company shall be reorganized or recapitalized by reclassifying its outstanding Common Stock (or Other Securities) without par value to stock with par value, then, as a condition of such reorganization or recapitalization, as the case may be, immediately after the effective time of such reorganization or recapitalization, each Warrantholder shall thereafter have the right to purchase, upon the terms and conditions specified herein, the number of shares of Underlying Securities that a holder would have owned and had the right to receive as a result of such reorganization or recapitalization if such holder had held of record the number of shares of Underlying Securities immediately prior to such reorganization or recapitalization.
     If any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of Common Stock and Other Securities shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock and Other Securities, then, as a condition of such consolidation, merger or sale, immediately after the effective time of such consolidation, merger or sale, the Warrantholders shall thereafter, subject to the last sentence of this Subsection, have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant Agreement, the number of shares of Underlying Securities that a holder would have owned and had a right to receive as a result of such consolidation, merger or sale if such holder had actually held of record immediately prior to such consolidation, merger or sale the number of shares of Underlying Securities purchasable immediately prior to such consolidation, merger or sale. If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation or where the Company will be a wholly owned subsidiary of another corporation (except where such merger or consolidation is effected merely in order to recapitalize or reincorporate the Company), or if the Company sells or otherwise disposes of all or substantially all of its property or assets to another corporation, all outstanding Warrants may be canceled by the Board of Directors of the Company as of the effective date of any such merger, consolidation or sale, provided that (i) written notice of such cancellation is given to each holder of a Warrant not later than 30 days prior to such effective date and (ii) each holder of a Warrant shall have the right to exercise such Warrant in full during the said 30-day period preceding the effective date of such merger, consolidation or sale.

          (c) EFFECT OF DISSOLUTION OR LIQUIDATION. In case the Company shall dissolve or liquidate all or substantially all of its assets, all rights under this Warrant Agreement and the Warrants shall terminate as of the date upon which a certificate of dissolution or liquidation shall be filed with the Secretary of State of Wyoming (or, if the Company theretofore shall have been merged or consolidated with a corporation incorporated under

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     the laws of another state, the state of incorporation on the date upon which action of equivalent effect shall have been taken); provided, however, that (i) no dissolution or liquidation shall affect the rights under Subsection (b) hereof of any Warrantholder and (ii) if the Company's Board of Directors shall propose to dissolve or liquidate the Company, each Warrantholder shall be given written notice of such proposal at the earlier of (i) the time when the Company's shareholders are first given notice of the proposal or (ii) the time when notice to the Company's shareholders is first required.

          (d) NOTICE OF CHANGE OF UNDERLYING SECURITIES. Whenever the number of shares of Underlying Securities or the kind or amount of securities or assets purchasable pursuant to the Warrants shall be adjusted pursuant to any of the provisions of this Warrant Agreement, or the number of shares of Underlying Securities or the kind or amount of securities or assets receivable upon conversion of Underlying Securities shall be adjusted pursuant to the terms thereof, the Company shall forthwith thereafter cause to be sent to each Warrantholder a notice setting forth such adjustment and also setting forth in detail the facts requiring such adjustments.

7.   FURTHER COVENANTS OF THE COMPANY.

          (a) DILUTION OR IMPAIRMENTS. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant or of this Warrant Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholders against dilution or other impairment. Without limiting the generality of the foregoing, the Company:

               (i) shall at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all shares of the Underlying Securities from time to time issuable upon the exercise of the Warrants and shall use its best efforts to ensure that the par value per share, if any, of the Underlying Securities is at all times equal to or less than the then effective Purchase Price per share of Underlying Securities; and

               (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock and Other Securities upon the exercise of the Warrants from time to time outstanding.

          (b) TITLE TO STOCK. All shares of the Underlying Securities delivered upon the exercise of the Warrants shall be validly issued, fully paid and nonassessable; each holder of a Warrant shall receive good and marketable title to the Underlying Securities, free and clear of all voting and other trust arrangements, liens, encumbrances, equities and claims whatsoever; and the Company shall have paid all taxes, if any, in respect of the issuance thereof.

          (c) LISTING ON SECURITIES EXCHANGES; REGISTRATION. If the Company at any time shall list any Common Stock on any national securities exchange, the Company will, at its expense, simultaneously list on such exchange, upon official notice of issuance upon the exercise of the Warrants, and maintain such listing of, all shares of Common Stock included in the Underlying Securities from time to time issuable upon the exercise of the Warrants or upon conversion of Underlying Securities, and the Company will so list on any national securities exchange, will so register, and will maintain such listing of, any Other Securities if and at the time that any securities of such class shall be listed on such national securities exchange by the Company. You shall have no right to require the Company to register the Warrants or the shares of Common Stock underlying the Warrants.

          (d) REMEDIES. The Company stipulates that the remedies at law of the Warrantholder or any holder of Underlying Securities in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant Agreement or the Warrants are not and will not be adequate and that such terms may be specifically enforced by a decree of the specific performance of any agreement contained herein or in the Warrants or by an injunction against a violation of any of the terms hereof or thereof or otherwise.

          (e) EXCHANGE OF WARRANTS. Subject to Subsection 3(a) hereof, upon surrender or exchange of any Warrant to the Company, the Company at its expense will promptly issue and deliver to or upon the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such Warrantholder of any applicable transfer taxes) may direct, calling in the aggregate for the purchase of the number of shares of the Underlying Securities called for on the face or faces of the Warrant or Warrants so surrendered. The Warrants and all rights thereunder are transferable in whole or in part upon the books of the Company by the registered holder thereof subject to the provisions of Subsection 3(a) hereof, in person or by duly authorized attorney, upon surrender of the Warrant, duly endorsed, at the principal office of the Company.

          (f) REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or in the case of such mutilation, upon surrender and cancellation of such Warrant, the Company, at the expense of the Warrantholder, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          (g) REPORTING BY THE COMPANY. The Company agrees that during the term of the Warrants and as long as you hold Underlying Securities, it will use its best efforts to keep current in the filing of all forms and other materials, if any, which it may be required to file with the appropriate regulatory authority pursuant to the Exchange Act and all other forms and reports required to be filed with any regulatory authority having jurisdiction over the Company.

          (h) FRACTIONAL SHARES. No fractional shares of Underlying Securities are to be issued upon the exercise of any Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share that would otherwise be issuable in an amount equal to such fraction multiplied by the closing market price per share of Underlying Securities on the day of exercise, as determined by the closing bid and asked price regular way on the principal national securities exchange on which the Underlying Securities is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked price over the preceding 30-day period as furnished by the National Quotation Bureau Incorporated; provided, however, that if the Underlying Securities are not traded in such manner that the quotations referred to herein are available, the market price shall be deemed to be the fair market value of such Underlying Securities as reasonably determined by the Board of Directors.

8.   OTHER WARRANTHOLDERS.

     The Warrants are issued upon the following terms, to all of which each holder or owner thereof by the taking thereof consents and agrees: (a) any person who shall become a transferee, within the limitations on transfer imposed by Subsection 3(a) hereof, shall take such Warrant subject to the provisions of Subsection 3(a) hereof and the other provisions hereof and thereupon shall be authorized to represent himself as absolute owner thereof and, subject to the restrictions contained in this Warrant Agreement, shall be empowered to transfer absolute title by endorsement and delivery thereof to a permitted bonafide purchaser for value; (b) each prior taker or owner waives and renounces all of his equities or rights in such Warrant in favor of each such permitted bonafide purchaser, and each such permitted bonafide purchaser shall acquire absolute title thereto and to all rights presented thereby; (c) until such time as the respective Warrant is transferred on the books of the Company, the Company may treat the registered holder thereof as the absolute owner thereof for all purposes, notwithstanding any notice to the contrary; and (d) all references to the words "you" and "your" in this Warrant Agreement shall be deemed to apply with equal effect to any person to whom a Warrant has been transferred in accordance with the terms hereof, and where appropriate, to any person holding shares of the Underlying Securities.

9.   MISCELLANEOUS.

     All notices, certificates, and other communications from or at the request of the Company to any Warrantholder shall be mailed by first class, registered, or certified mail, postage prepaid, to the address set forth herein, to such address as may have been furnished to the Company in writing by such Warrantholder, or, if no notice of transfer has been received by the Company, to the address of the last holder of such Warrant. This Warrant Agreement and any of the terms hereof may be changed, waived, discharged, or terminated only pursuant to Subsection 6(b) hereof or by an instrument in writing signed by the Company and the holders of Warrants to purchase in excess of 50% of the Underlying Securities then subject to purchase pursuant to the Warrants. This Warrant Agreement shall be construed and enforced in accordance with and governed by the internal laws of the State of Wyoming. The headings in this Warrant Agreement are for purpose of reference only and shall not limit or otherwise affect any of the terms hereof. This Warrant Agreement, together with the forms of instruments annexed hereto as EXHIBIT A, constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

     THIS WARRANT AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE WARRANT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be executed as of the 2nd day of November, 1998 by its proper corporate officers, thereunto duly authorized.

                                  TANISYS TECHNOLOGY, INC.



                                  By:
                                      Charles T. Comiso
                                      Chief Executive Officer and President


CONFIRMED:


                         SIGNATURE

                         Printed Name:
                         Title (if applicable):



                         SIGNATURE

                         Printed Name:
                         Title (if applicable):

(Each co-owner or joint owner must sign.)

                                   EXHIBIT A


NEITHER THIS WARRANT NOR THE SECURITIES THAT MAY BE PURCHASED PURSUANT TO THIS WARRANT HAVE BEEN REGISTERED WITH OR APPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS WARRANT AND THE SECURITIES THAT MAY BE PURCHASED PURSUANT TO THIS WARRANT ARE BEING OFFERED AND SOLD IN RELIANCE UPON CERTAIN EXEMPTIONS AFFORDED BY SUCH ACTS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                                               Warrant No. D-___

                            TANISYS TECHNOLOGY, INC.

                        CLASS D STOCK PURCHASE WARRANT

     THIS IS TO CERTIFY THAT _________________, or his/its registered assigns, is entitled to purchase (i) at any time or from time to time after December 1, 1998 until 5:00 p.m., Austin time, on August 1, 1999, _________ shares of common stock, no par value ("Common Stock"), of Tanisys Technology, Inc., a Wyoming corporation (the "Company"), at a Purchase Price of $0.25 per share, (ii) from August 2, 1999 until 5:00 p.m., Austin time, on October 1, 2000 at a Purchase Price of $0.50 per share or (iii) from October 2, 2000 until 5:00 p.m., Austin time, on November 1, 2001. The number of shares of Common Stock exercisable under this Warrant is subject to adjustment pursuant to Section 6 of the Warrant Agreement (defined below). This Warrant is issued pursuant to a Warrant Agreement, dated as of November 2, 1998 (the "Warrant Agreement"), between the Company and certain subscribers, and all rights of the holder of this Warrant are subject to the terms and provisions of the Warrant Agreement, copies of which are available for inspection at the offices of the Company.

     TRANSFER OF THIS WARRANT IS RESTRICTED AS PROVIDED IN THE WARRANT AGREEMENT. Subject to the rules and regulations of the Securities and Exchange Commission, the Securities Act of 1933, as amended, and the Warrant Agreement, this Warrant and all rights hereunder are transferable at the principal executive offices of the Company, by the holder hereof in person or by his or its duly authorized attorney, upon surrender of this Warrant, together with the Assignment hereof duly endorsed. Until transfer hereof on the books of the Company, the Company may treat the registered holder as the owner hereof for all purposes.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and its corporate seal to be hereunto affixed in Austin, Texas by its proper corporate officers thereunto duly authorized on this the 2nd day of November, 1998.

                                      TANISYS TECHNOLOGY, INC.

                                      By: /s/ Charles T. Comiso
                                          --------------------------------------
                                          Charles T. Comiso
                                          Chief Executive Officer  and President


                              FORM OF SUBSCRIPTION
                  (To be signed only upon exercise of Warrant)


To Tanisys Technology, Inc.:

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ___________ shares of Common Stock of Tanisys Technology, Inc. and herewith makes payment of $____________ therefor, and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

Dated:______________, _______



-------------------------------------------
(Signature must conform in all respects to name of holder as specified on the face of the within Warrant)




(Address)

                               FORM OF ASSIGNMENT
                  (To be signed only upon transfer of Warrant)



     For value received, the undersigned hereby sells, assigns and transfers unto ______________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Tanisys Technology, Inc. to which the within Warrant relates, and appoints _______________________ Attorney to transfer such right on the books of Tanisys Technology, Inc. with full power of substitution in the premises.

     The undersigned represents and warrants that the transfer of the within Warrant is permitted by the terms of the Warrant Agreement pursuant to which the within Warrant has been issued, and the Assignee hereof, by his acceptance of this Assignment, represents and warrants that he is familiar with the terms of said Warrant Agreement and agrees to be bound by the terms thereof with the same force and effect as if a signatory thereto. Acceptance of the Warrant by Assignee shall constitute acceptance of those terms and conditions.

Dated:_________________, ______

Signed in the presence of:            Assignor:



                                      (Signature must conform in all respects to name of holder as specified on the face of the within Warrant)



                                      Assignee:



                                      Address of Assignee:



                                      Tax ID No.: